UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 17, 2011

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On June 17, 2011, VIVUS, Inc., or the Company, held its 2011 Annual Meeting of Stockholders, or the Annual Meeting.  At the Annual Meeting, the Company’s stockholders elected five directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; approved the Company’s executive compensation; ratified the Company’s appointment of Odenberg, Ullakko, Muranishi & Co. LLP as the Company’s registered public accounting firm for fiscal year 2011; and approved amendments to the Company’s 1994 Employee Stock Purchase Plan, or ESPP, to increase the number of shares reserved for issuance under the ESPP by 600,000 shares to a new total of 2,000,000, to remove the Plan’s 20-year term, and to include certain changes consistent with Treasury Regulations relating to employee stock purchase plans under Section 423 of the Internal Revenue Code of 1986, as amended, and other applicable law.  While the Company recommended a frequency of three years for future advisory votes on executive officer compensation, the majority of the votes cast were for a frequency of one year for future advisory votes on executive compensation.

The Company’s independent Inspector of Election reported the voting results as follows:

(i)  Election of five directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Leland F. Wilson	30,967,690	741,267	39,013,914
Peter Y. Tam	30,120,950	1,588,007	39,013,914
Mark B. Logan	31,043,165	665,792	39,013,914
Charles J. Casamento	30,237,826	1,471,131	39,013,914
Linda M. Dairiki Shortliffe, M.D.	30,270,541	1,438,416	39,013,914

(ii)  Approval of, on an advisory basis, the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
30,180,026	1,421,287	107,644	39,013,914

(iii)  Recommendation, on an advisory basis, of the frequency of future advisory votes on the Company’s executive compensation:

One Year	Two Years	Three Years	Abstain	Non-Vote
19,866,442	338,919	11,402,167	101,429	39,013,914

(iv)  Ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstain	Broker Non-Votes
68,982,610	1,466,676	273,585	0

(v)    Approval of amendments to the Company’s 1994 Employee Stock Purchase Plan, or ESPP, to increase the number of shares reserved for issuance under the ESPP by 600,000 shares to a new total of 2,000,000, to remove the Plan’s 20-year term, and to include certain changes consistent with Treasury Regulations relating to employee stock purchase plans under Section 423 of the Internal Revenue Code of 1986, as amended, and other applicable law:

For	Against	Abstain	Broker Non-Votes
30,120,328	1,506,071	82,558	39,013,914

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

	By:	/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

Date: June 20, 2011